Nicor Gas Company
                                                                       Form 10-Q
                                                                    Exhibit 32.1

                                  CERTIFICATION

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nicor Gas Company (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Dated: April 30, 2004        /s/ RUSS M. STROBEL
         -----------------     ------------------------------------
                               Russ M. Strobel
                               President and Chief Executive Officer

                                                               Nicor Gas Company
                                                                       Form 10-Q
                                                                    Exhibit 32.2

                                  CERTIFICATION

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nicor Gas Company (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Dated: April 30, 2004        /s/ RICHARD L. HAWLEY
         -----------------     ------------------------------------
                               Richard L. Hawley
                               Executive Vice President and Chief
                               Financial Officer